UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Aura Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40971	32-0271970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Guest Street
Boston, Massachusetts		02135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 500-8864

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2024, Aura Biosciences, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As further described below in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to limit the liability of certain officers of the Company as permitted by the Delaware General Corporation Law (“DGCL”). A description of the Charter Amendment is set forth in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2024 under Section 14(a) of the Securities Exchange Act of 1934, as amended, in the section titled “Proposal No. 2 – Approval of Amendment to Tenth Amended and Restated Certificate of Incorporation to Reflect Delaware General Corporation Law Provisions Regarding Exculpation of Officers.” The Charter Amendment was previously approved by the Company’s Board of Directors (the “Board”), subject to approval by the Company’s stockholders.

On June 20, 2024, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware and the Charter Amendment became effective upon filing.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The proposals set forth below were submitted to the stockholders at the Annual Meeting held on June 20, 2024, with each such proposal described in the Proxy Statement for the Annual Meeting filed with the SEC on April 25, 2024, and the supplement to the Proxy Statement filed with the SEC on June 14, 2024.

The number of shares of common stock entitled to vote at the Annual Meeting was 49,533,018. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 38,742,131. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the two (2) director nominees below to the Board as Class III directors to hold office until the 2027 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Antony Mattessich	28,299,345	4,803,231	5,639,555
Sapna Srivastava, Ph.D.	31,894,914	1,207,662	5,639,555

Proposal 2 – Approve an Amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation to reflect Delaware General Corporation Law Provisions regarding Exculpation of Officers

The Company’s stockholders approved the Charter Amendment to limit the liability of certain officers of the Company as permitted by the DGCL.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,222,608	1,699,497	180,471	5,639,555

Proposal 3 - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
38,734,848	5,843	1,440

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Tenth Amended and Restated Certificate of Incorporation of the Registrant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aura Biosciences, Inc.

Date: June 21, 2024	By:	/s/ Julie Feder
Julie Feder
Chief Financial Officer